Exhibit 10.1

Execution Version

FIRST AMENDMENT TO

CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of May 8, 2013 and is among XTXI CAPITAL, LLC (the “Borrower”), the Lenders (as defined in the Credit Agreement referred to below) party hereto, CITIBANK, N.A., as Administrative Agent, and, solely for purposes of Sections 5 and 6 hereof, CROSSTEX ENERGY, INC., as guarantor (the “Parent” or the “Guarantor” and, together with the Borrower, the “Credit Parties”).

RECITALS:

WHEREAS, the Borrower, the Lenders and Citibank, N.A., as Administrative Agent, are parties to a Credit Agreement dated as of March 5, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, as contemplated by Section 2.17 of the Credit Agreement, the Borrower has requested that the Lenders increase their Commitment (as defined in the Credit Agreement) as hereinafter provided, and the Lenders party hereto have agreed to so increase their Commitments subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 3 hereof;

WHEREAS, the Guarantor has guaranteed the Guarantied Obligations (as defined in the Parent Guaranty) of the Borrower under the Credit Agreement and, in connection with this Amendment, wishes to reaffirm all obligations owing by it thereunder and under any Credit Document to which it is a party.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.  Defined Terms.  Except as otherwise defined in this Amendment, capitalized terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Section 2.  Amendments to the Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, effective as of the First Amendment Effective Date (as defined in Section 3 hereof) and in accordance with Section 2.17 of the Credit Agreement:

(a)                                 Section 1.1 of the Credit Agreement is hereby amended as follows:

(i)                                     The definition of “Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Commitment” means, with respect to each Lender, the commitment of such Lender to make the Loans to the Borrower pursuant to Section 2.01 up to the Dollar amount set forth opposite such Lender’s name on Appendix A hereof, as reduced from time to time as set forth in Section 2.03 or increased from time to time as set forth in Section 2.17.  The aggregate amount of the Commitments of all Lenders on the First Amendment Effective Date is $90,000,000.

(ii)                                  the following defined terms are added in proper alphabetical sequence:

“First Amendment” means the First Amendment to Credit Agreement, dated as of May 8, 2013, by and among the Borrower, the Parent, the Administrative Agent, and the Lenders.

“First Amendment Effective Date” shall have the meaning assigned to it in the First Amendment.

(b)                                 The introductory paragraph to Section 4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

In order to induce the Lenders to enter into this Agreement and to make each Loan to be made thereby, the Borrower represents and warrants to each Lender as of the Closing Date and, with the exception of the representations and warranties contained in Section 4.17 of the Credit Agreement, on each date that an amendment to the Credit Agreement is executed pursuant to Section 9.5 of the Credit Agreement and on each date on which a Loan (other than a Loan resulting from a PIK Amount) is made that the following statements are true and correct:

(c)                                  Section 4.19(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)                                 The Borrower acquired the Eligible Pledged Shares from the Parent, and the Parent acquired the Pledged Shares from the Issuer and made a payment of the full purchase price (within the meaning of Rule 144(d)(1)(iii) under the Securities Act) therefor and took full risk of economic loss thereon, at least one year prior to March 5, 2013 and the holding period (as determined in accordance with Rule 144 under the Securities Act) of the Borrower as to such Eligible Pledged Shares began at least one year prior to March 5, 2013.

(d)                                 Appendix A to the Credit Agreement is hereby amended and replaced in its entirety with Appendix A hereof.

Section 3.  Effectiveness.  The effectiveness of the amendments to the Credit Agreement set forth in Section 2 of this Amendment is subject to the satisfaction of the following conditions precedent (the date of such satisfaction, the “First Amendment Effective Date”):

(a)                                 the Borrower and the Required Lenders shall have executed and delivered counterparts of this Amendment to the Administrative Agent;

(b)                                 the Borrower shall have delivered to the Administrative Agent (x) resolutions of the board of directors or similar governing body of the Borrower approving and authorizing the execution, delivery and performance of this Amendment, certified as of the First Amendment Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment, (y) an originally executed copy of the favorable written opinion of Baker Botts L.L.P., counsel for the Borrower and the Parent as to such matters as Administrative Agent may reasonably request (including capacity, authorization, due execution and no contravention) dated as of the First Amendment Effective Date and otherwise in form and substance reasonably satisfactory to the Administrative Agent, and (z) a certificate of the Borrower dated as of the First Amendment Effective Date signed by an Authorized Officer of the Borrower certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article IV of the Credit Agreement and the other Credit Documents, with the exception of representations and warranties under Section 4.17 of the Credit Agreement and Section 3.1(g) of the Parent Guaranty, are true and correct on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (B) no Default or Event of Default exists or would result from the contemplated increase in the Commitment;

(c)                                  the Borrower shall have delivered to the Administrative Agent an acknowledgment of this Amendment from the Issuer including a confirmation that the references in the Issuer Acknowledgment to the Credit Documents and the transactions contemplated thereunder refer to the Credit Documents and such transactions, in each case, as amended by this Amendment;

(d)                                 the Borrower shall have paid all fees and expenses due and payable under the Credit Documents and set forth in an invoice delivered to the Borrower at least one Business Day prior to the First Amendment Effective Date;

(e)                                  each of the representations and warranties contained in Section 6 of this Amendment shall be true and correct at and as if made as of such date; and

(f)                                   no Default or Event of Default shall have occurred and be continuing.

Section 4.  Costs and Expenses.  Without limiting the obligations of the Borrower under the Credit Agreement, the Borrower agrees to pay or reimburse all of the Administrative Agent’s reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and the other instruments and documents to be delivered hereunder in accordance with the terms of Section 9.2 of the Credit Agreement, including all reasonable and documented fees, disbursements and other charges of Latham & Watkins LLP, counsel for the Administrative Agent.

Section 5.  Consent and Affirmation of the Credit Parties.

(a)                                 Each Credit Party (prior to and after giving effect to this Amendment) hereby consents to the amendments to the Credit Agreement effected hereby (the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”) and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Credit Document to which such Credit Party is a party is, and the obligations of such Credit Party contained in the Amended Credit Agreement, this Amendment or in any other Credit Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment.  For greater certainty and without limiting the foregoing, the Borrower hereby confirms that the existing security interests granted by the Borrower in favor of the Collateral Agent, for the benefit of the Secured Parties (as defined in the Security Agreement), pursuant to the Security Agreement in the Collateral described therein shall continue to secure the obligations of the Borrower under the Amended Credit Agreement and the other Credit Documents as and to the extent provided in the Credit Documents.  The Guarantor reaffirms and agrees that its guarantee of the obligations of the Borrower under the Amended Credit Agreement and the Credit Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

(b)                                 The Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, the Guarantor is not required by the terms of the Credit Agreement, the Amended Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, the Amended Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of the Guarantor to any future amendments to the Amended Credit Agreement.

Section 6.  Representations and Warranties.  Each Credit Party hereby represents and warrants, on and as of the date hereof and the First Amendment Effective Date, that:

(a)                                 All of the representations and warranties made by such Credit Party in the Credit Documents are true and correct at and as if made as of such date, with the exception of representations and warranties under Section 4.17 of the Credit Agreement and Section 3.1(g) of the Parent Guaranty, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

(b)                                 Such Credit Party has all requisite organizational power and authority to enter into this Amendment and the other Credit Documents to which it is a party, and to carry out the transactions contemplated hereby and thereby and to authorize the execution, delivery and performance of this Amendment and the other Credit Documents to which it is a party.

(c)                                  No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of such Credit Party in connection with the borrowings or other extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of this Amendment or the Credit Agreement as amended by this Amendment (as so amended, the “Amended Credit Agreement”), except for consents, authorizations, notices and filings which have been obtained or made and routine filings and recordings applicable to Persons similar to such Credit Party generally.

(d)                                 This Amendment has been duly executed and delivered on behalf of such Person.  This Amendment and, to the extent that such Credit Party is a party thereto, the Amended Credit Agreement constitute a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(e)                                  Neither the execution and delivery by any Credit Party of this Amendment or to the extent that such Credit Party is a party thereto, the Amended Credit Agreement, nor the consummation of the transactions contemplated herein, will (a) violate (i) any provision of any law or any governmental rule or regulation applicable to such Credit Party (including any anti-fraud or reporting provisions of the Exchange Act), (ii) any of the Organizational Documents of such Credit Party, (iii) any trading policy of Issuer applicable to the Parent or any Affiliate of the Parent, including the Issuer’s window period policy or (iv) any order, judgment or decree of any court of competent jurisdiction or other agency of government binding on such Credit Party or any of its assets; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any agreement or instrument to which such Credit Party is a party or by which such Credit Party or any of its assets is bound; (c) result in or require the creation or imposition of any Lien upon any of the assets of such Credit Party (other than any Liens created under any of the Credit Documents in favor of the Collateral Agent, for the benefit of the Secured Parties); or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any contractual obligation of such Credit Party, except for such approvals or consents that have been obtained.

Section 7.  Reference to and Effect on the Credit Agreement.

(a)                                 On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(b)                                 The Credit Agreement as specifically amended by this Amendment is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.  This Amendment shall be a “Credit Document” for purposes of the definition thereof in the Credit Agreement.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

Section 8.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9.  Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

Section 10.  Headings.  The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

Section 11.  Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

XTXI CAPITAL, LLC,
as Borrower

By:	/s/ Michael J. Garberding
	Name:	Michael J. Garberding
	Title:	Executive Vice President and Chief Financial Officer

CROSSTEX ENERGY, INC.,
as Parent and as Guarantor

By:	/s/ Michael J. Garberding
	Name:	Michael J. Garberding
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 1

CITIBANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ James Heathcote
Name: James Heathcote
Title: Authorized Signatory

Signature Page to Amendment No. 1

APPENDIX A TO AMENDED CREDIT AGREEMENT

Commitments

Lender	Commitment	Pro Rata Share
Citibank, N.A.	$90,000,000.00	100.00%
Total	$90,000,000.00	100.00%